UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 30, 2019

Fortress Transportation & Infrastructure Investors LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37386	32-0434238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor, New York, New York 10105
(Address of Principal Executive Offices) (Zip Code)

(212) 798-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Class A Common shares, $0.01 par value per share	FTAI	New York Stock Exchange
8.25% Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares	FTAI PR A	New York Stock Exchange
8.00% Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Shares	FTAI PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 30, 2019, Fortress Transportation and Infrastructure Investors LLC (the “Company”) completed the previously announced disposition (the “Transaction”) of the Central Maine & Quebec Railway to Canadian Pacific Railway (“Purchaser”), as contemplated by the agreement and plan of merger (the “Merger Agreement”), dated as of November 19, 2019, by and among Fortress Transportation and Infrastructure General Partnership, a subsidiary of the Company (“Holdco”), Railroad Acquisition Holdings LLC, a subsidiary of Holdco, Soo Line Corporation (“Parent”), a wholly-owned subsidiary of Purchaser, and Black Bear Acquisition LLC, a wholly-owned subsidiary of Parent.  The aggregate purchase price for the Transaction was $130,000,000 in cash paid at closing.

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference into this Item 2.01.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The Company’s unaudited pro forma consolidated balance sheet as of September 30, 2019 and unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2019 and for each of the years ended December 31, 2018, 2017 and 2016, each giving effect to the Transaction, are attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of November 19, 2019, by and among Soo Line Corporation, Black Bear Acquisition LLC, Railroad Acquisition Holdings LLC and Fortress Worldwide Transportation and Infrastructure General Partnership

99.1
Fortress Transportation and Infrastructure Investors LLC Unaudited Pro Forma Financial Information as of and for the nine months ended September 30, 2019 and for each of the years ended December 31, 2018, 2017 and 2016

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

By:	/s/ Eun Nam
Name:	Eun Nam
Title:	Chief Accounting Officer

Date: January 6, 2020